UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 19, 2026

KINSALE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37848	98-0664337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2025 Staples Mill Road
Richmond, Virginia 23230
(Address of principal executive offices, including zip code)
(804) 289-1300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KNSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2026, Bryan P. Petrucelli, Executive Vice President, Chief Financial Officer and Treasurer of Kinsale Capital Group, Inc. (the “Company”), notified the Company of his intent to retire from the Company. Mr. Petrucelli intends to retire from such positions, effective March 2, 2027.

On October 22, 2026, the Company announced that the Board of Directors (the “Board”) of the Company elected Mr. Petrucelli to the Board, effective October 22, 2026. The Board increased the size of the Board from nine to ten members in connection with Mr. Petrucelli’s election to the Board.

Mr. Petrucelli will serve until his successor is duly elected and qualified or until his death, resignation or removal, whichever is earliest to occur. Mr. Petrucelli will stand for re-election at the Company’s next annual meeting of stockholders to be held in 2027.

There is no arrangement or understanding between Mr. Petrucelli and any other persons pursuant to which he was selected as a director.

On October 22, 2026, in connection with Mr. Petrucelli’s announced retirement, the Company announced that Christopher R. Tangard will succeed Mr. Petrucelli as Executive Vice President, Chief Financial Officer and Treasurer, effective March 2, 2027.

Mr. Tangard has served as Senior Vice President, Chief Accounting Officer of the Company since March 2024. Mr. Tangard joined Kinsale in June 2019 as Director, Internal Audit and was promoted to Assistant Vice President, Internal Audit in March 2021 and to Vice President, Finance in March 2023, before assuming his current role. Prior to joining Kinsale, Mr. Tangard served as a Senior Manager in the audit practice of KPMG LLP. Mr. Tangard has no family relationships with any other director or officer of the Company and no direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

A copy of the press release announcing Mr. Petrucelli’s retirement and election to the Board as well as Mr. Tangard’s promotion is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 22, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kinsale Capital Group, Inc.

Dated: October 22, 2026	By:	/s/ Michael P. Kehoe
Michael P. Kehoe
President and Chief Executive Officer